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                                                                  EXHIBIT 10.29


                          AAMES FINANCIAL CORPORATION,
                                     ISSUER


                            THE SUBSIDIARY GUARANTORS


                                       AND


                            THE CHASE MANHATTAN BANK
                                     TRUSTEE


                          SECOND SUPPLEMENTAL INDENTURE
                          DATED AS OF FEBRUARY 10, 1999


                                   ----------


                                  $150,000,000
                          9.125% SENIOR NOTES DUE 2003


            Supplementing the Indenture dated as of October 21, 1996
                 between Aames Financial Corporation, as Issuer, and The Chase Manhattan Bank, as Trustee, as amended and supplemented to date





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        THIS SECOND SUPPLEMENTAL INDENTURE (the "Second Supplemental
Indenture"), dated as of February 10, 1999 among AAMES FINANCIAL CORPORATION, a Delaware corporation (the "Company"), the SUBSIDIARY GUARANTORS listed on the signature page hereto (the "Subsidiary Guarantors") and THE CHASE MANHATTAN BANK, a New York banking corporation, as Trustee (the "Trustee"), to the Indenture dated as of October 21, 1996 (the "Original Indenture"), as amended and supplemented by a First Supplemental Indenture dated as of October 21, 1996 (the "First Supplemental Indenture") (the Original Indenture as so amended and supplemented by the First Supplemental Indenture, the "Indenture").

                                   WITNESSETH:

        WHEREAS, the Company has issued its 9.125% Senior Notes Due 2003 (the "Securities") pursuant to the Indenture;

        WHEREAS, the Company has entered into a Preferred Stock Purchase Agreement dated as of December 23, 1998 (the "Preferred Stock Purchase Agreement") with Capital Z Financial Services Fund II, L.P., a Bermuda limited partnership ("Capital Z"), pursuant to which and subject to the terms and conditions thereof, Capital Z will make an equity investment in the Company of up to $100 million. The Preferred Stock Purchase Agreement provides, among other things, for (i) the investment of $75 million through the purchase by Capital Z or its designees of newly designated Series B Convertible Preferred Stock (the "Series B Stock") of the Company and newly designated Series C Convertible Preferred Stock of the Company (the "Series C Stock") in a private placement transaction (the "Initial Closing"); (ii) after the Initial Closing and completion of a recapitalization of the Company, an offering to the Company's stockholders of non-transferable rights to purchase up to $25 million of Series C Stock; and (iii) the sale to Capital Z or its designees of any and all shares of Series C Stock not purchased by the Company's stockholders in such rights offering (the transactions referred to in clauses (i), (ii) and (iii) are collectively referred to as the "Preferred Stock Issuance").

        WHEREAS, the Company has solicited the consent of the registered holders (the "Holders") of the Securities as of January 11, 1999, the record date set by the Company, to (i) waive the obligation of the Company upon the change of control resulting from the Preferred Stock Issuance under Section 5.14 of the Indenture to purchase any or all of the Securities at 101% of principal amount, plus accrued and unpaid interest to the date of repurchase to facilitate the Preferred Stock Issuance (the "Change of Control Waiver") and (ii) waive the requirement in the definition thereof that "Consolidated Net Worth" be based on the balance sheet for the most recent fiscal quarter to allow for immediate recognition, when made at the Initial Closing, of the $75 million investment by Capital Z under the Preferred Stock Purchase Agreement in Series B Stock and Series C Stock as an addition to the Company's Consolidated Net Worth as of December 31, 1998 (the "Net Worth Definition Waiver").

        WHEREAS, the Trustee has received evidence satisfactory to it of the consent of the Holders of at least a majority in principal amount of the Securities outstanding which are not owned by the Company or its affiliates to the Change of Control Waiver and to the Net Worth Definition Waiver pursuant to
Section 9.02 of the Indenture.

        NOW, THEREFORE, intending to be legally bound hereby, the parties agree as follows. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Indenture.




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                                    ARTICLE I
                            CHANGE OF CONTROL WAIVER

        All Holders and every subsequent holder of the Securities shall be bound by the following waiver of the Indenture and the Securities:

        Such persons expressly waive the applicability of Section 5.14 of the Indenture to the change of control resulting from the Preferred Stock Issuance under the Preferred Stock Purchase Agreement, including any obligation on the part of the Company to offer to repurchase any or all of the Securities at 101% of the principal amount, together with accrued and unpaid interest, as a result of the change of control resulting from the Preferred Stock Issuance.

                                   ARTICLE II
                           NET WORTH DEFINITION WAIVER

        All Holders and every subsequent holder of the Securities shall be bound by the following waiver of the Indenture and the Securities:

        Such persons expressly waive the requirement in the definition thereof that "Consolidated Net Worth" be based on the balance sheet for the most recent fiscal quarter to allow for immediate recognition, when made at the Initial Closing, of the $75 million investment in Series B Stock and Series C Stock under the Preferred Stock Purchase Agreement as an addition to the Company's Consolidated Net Worth as of December 31, 1998.

                                   ARTICLE III
                                  MISCELLANEOUS

        Section 3.1 Except as waived hereby, all of the terms of the Indenture shall remain and continue in full force and effect and are hereby confirmed in all respects.

        Section 3.2 This Second Supplemental Indenture and each and every provision hereof shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of such State.

        Section 3.3 This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall constitute but one and the same instrument.

        Section 3.4 In entering into this Second Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee, whether or not elsewhere herein so provided.

                            [Signature page follows]




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        IN WITNESS WHEREOF, the parties hereto have caused this Second
Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the date hereof.

AAMES FINANCIAL CORPORATION            OXFORD AVIATION CORPORATION, INC.



By:       /s/ Barbara S. Polsky        By:    /s/ Barbara S. Polsky
   -------------------------------        --------------------------------------
   Name:  Barbara S. Polsky               Name:  Barbara S. Polsky
   Title: Executive Vice President        Title: Executive Vice President

AAMES CAPITAL CORPORATION              ROSSMORE FINANCIAL INSURANCE
                                       SERVICES, INC.



By:     /s/ Barbara S. Polsky          By:    /s/ Barbara S. Polsky
   -------------------------------        --------------------------------------
   Name:  Barbara S. Polsky               Name:  Barbara S. Polsky
   Title: Executive Vice President        Title: Executive Vice President

AAMES FUNDING CORPORATION              SERRANO INSURANCE SERVICES, INC.



By:     /s/ Barbara S. Polsky          By:    /s/ Barbara S. Polsky
   -------------------------------        --------------------------------------
   Name:  Barbara S. Polsky               Name:  Barbara S. Polsky
   Title: Executive Vice President        Title: Executive Vice President

ONE STOP MORTGAGE, INC.                WINDSOR MANAGEMENT CO.



By:     /s/ Barbara S. Polsky          By:    /s/ Barbara S. Polsky
   -------------------------------        --------------------------------------
   Name:  Barbara S. Polsky               Name:  Barbara S. Polsky
   Title: Executive Vice President        Title: Executive Vice President

THE CHASE MANHATTAN BANK, as trustee



By:        /s/  Susan Lai
   ------------------------------
   Name:  Susan Lai
   Title: Trust Officer